STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

        I, Steve Odland, Chairman, President and Chief Executive Officer of AutoZone, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of AutoZone, Inc., and, except as corrected or supplemented in a subsequent covered report:
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2) I have reviewed the contents of this statement with the Audit Committee of AutoZone, Inc.'s Board of Directors.   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
    Form 10-K for the fiscal year ended August 31, 2002, for AutoZone, Inc.;

    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AutoZone, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    any amendments to the foregoing.
  /s/ Steve Odland
  Steve Odland

  October 30, 2002

  Subscribed and sworn to before me this 30th day of October, 2002.

  /s/ Donald R. Rawlins
  Notary Public

  My Commission Expires: November 29, 2003

  STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

        I, Michael G. Archbold, Senior Vice President and Chief Financial Officer of AutoZone, Inc., state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of AutoZone, Inc., and, except as corrected or supplemented in a subsequent covered report:
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Audit Committee of AutoZone, Inc.'s Board of Directors.   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
    Form 10-K for the fiscal year ended August 31, 2002, for AutoZone, Inc.;

    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AutoZone, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    any amendments to the foregoing.

  /s/ Michael Archbold
  Michael Archbold

  October 30, 2002

  Subscribed and sworn to before me this 30th day of October, 2002.

  /s/ Donald R. Rawlins
  Notary Public

  My Commission Expires: November 29, 2003